Exhibit 10.27

$20,000.00 TYRONE, GA. NOVEMBER 5, 2014 PROMISSORY NOTE FOR VALUE  RECEIVED,  SPEEDEMISSIONS,  INC. (a  Florida  corporation (the "Debtor"), the principal office of which is located at 1015 Tyrone Rd. B710. Tyrone, Ga. 30290, ("Office"), hereby promises to pay to DIANNA M. PARLONTIERI a Georgia resident, located at 106 North Cove Drive, Peachtree city, Ga. 30269, or her successors or assigns (the "Payee"), the principal sum of TWENTY THOUSAND DOLLARS AND NO1100  ($20,000.00  +  2% Interest of FOUR HUNDRED DOLLARS AND NO/100, $600.00).  Payment of all amounts due hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by wire or bank check. The following is a statement of the rights of the Payee and the conditions to which this Note is subject, and to which the Payee, by the acceptance of this Note, agrees:  1. Payment. This Note is to be paid in full with proceeds from the closing of the Salt Lake City, Utah Speedemissions stores to Dekra Automotive North America. In the event this Note is not paid in full, then on a monthly basis, commencing the 15th of day December, 2014 and continuing until this Note is paid in full, Debtor shall pay Payee $1,700.00 per month for a period of 12 months.  Any overdue payment of principal or interest on this Note shall bear interest at a per annum rate of interest equal to ten percent (10%) until paid, payable on demand, but only to the extent that payment of such interest on overdue principal or interest is enforceable under applicable law. Debtor may prepay this Note in whole or in part at any time, from time to time and without penalty or premium. All payments on account of the indebtedness represented by this Note shall be applied first applied to accrued and unpaid interest on the principal balance (if any), and the remainder of such payments applied to installments of principal in their inverse order of maturity without affecting Debtor's obligation hereunder to pay any remaining immediately future installments of principal according to the provisions of this Note. 2.  Interest.  Interest shall accrue on the outstanding principal sum under this Note from the date of disbursement thereof until paid at the rate of two percent (3.0%) per annum (the "Interest Rate"),  In the event the indebtedness evidenced by this Note shall not be paid in full on the date when payment is due, thereafter the unpaid balance of the principal and accrued but unpaid interest of such indebtedness shall bear interest at the rate of ten percent (10%) per annum until paid (the "Default Rate"). In no event shall the rate of interest hereunder exceed that maximum legal rate permitted by applicable law, All interest accruing hereunder shall be computed on the basis of actual days elapsed over a year of 360 days. 3.Security. This Promissory Note is unsecured. Debtor covenants and agrees that if the Note is not paid in full as specified under the terms in Paragraph 1, debtor will: deliver to Payee, at such intervals as Payee reasonably may require, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Payee fully informed with respect to the description of the payment schedule; (ii) from time to time promptly execute and deliver to Payee all such other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things, as Payee may reasonably request; (iii) promptly notify Payee of any material and adverse change in any fact or circumstances warranted or represented by Debtor in this Agreement; (iv) promptly notify Payee of any claim, action or proceeding of which Debtor is aware which could materially adversely affect Debtor's Promissory Note; Debtor further covenants and agrees that without the prior written consent of Payee, Debtor will not: (ii) remove, or permit to be removed, Debtor's records from the Debtor's Office. (iii) change the name of Debtor; (iv) change the principal place of business of Debtor; or (v)  change the state of formation of Debtor. 4. Events of Default.  If any of the following events (each, an "Event of Default") shall occur and be continuing:  (i)  the Debtor shall fail to make a payment of principal when due, but subject to Debtor's ten (10) day opportunity to cure after receipt of written notice of non-payment from the Payee; (iii) the Debtor shall (a) admit in writing its inability to pay its debts generally as they become due, (b) file a petition or commence a voluntary case seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, (c) consent to the entry of an order for relief under any law referred to in (b) above, or to the filing of any such petition or to the appointment or taking possession of a receiver, liquidator, assignee, trustee, custodian (or other similar official) of the Debtor or of all or substantially all of its property, or (d) make an assignment for the benefit of its creditors; or 2 (iv) an involuntary case shall be commenced in respect of the Debtor under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy or insolvency law or other similar law, or a decree or order shall be entered by a court appointing a receiver, liquidator, assignee, trustee (or similar official) of the Debtor or of all or substantially all of its property, or ordering the winding-up or liquidation of its affairs and either (a) such involuntary case shall not be dismissed or such decree or order shall not be vacated or set aside or stayed within a period of sixty (60) days from the date of commencement of such ease or entry of such decree or order, or (b) an order for relief shall be entered in such involuntary case under any law referred to above; then, and in each and every such case, this Note, at the option of the Payee exercised by written notice to the Debtor in the case of an Event of Default specified in clause (i) of this Section 4, and automatically in the case of an Event of Default specified in clauses (ii) through (v) of this Section  4, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding, in which event the Payee hereof shall be entitled to receive the principal hereof; provided, however, that the Payee, by written notice to the Debtor, may waive any Event of Default and/or rescind and annual any such acceleration, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. 5. Representations and Warranties.  The Debtor represents and warrants to the Payee that: (a)  the execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under its articles of organization; (b) the Debtor has taken all necessary legal action to authorize the execution and delivery of this Note; 7. Assignment. The obligations of the Debtor under this Note shall be binding upon the successors of the Debtor. The Payee may assign or transfer this Note without the consent of the Debtor. The obligations of the Debtor under this Note may not be assigned without the prior written consent of the Payee, which consent shall not be unreasonably withheld or delayed. 8.  Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Debtor and the Payee.  Debtor hereby waives and agrees not to assert or take advantage of (a) any defense that may arise by reason of the lack of authority of any other person or entity, or the failure of the Payee to file or enforce a claim against the estate (either in bankruptcy, or any other proceeding) of said Debtor; (b) any defense based upon failure of the Payee to commence an action against Debtor (other than a defense based on a statute of limitations); (c) any duty on the part of the Payee to disclose to Debtor any facts he may now or hereafter know regarding Debtor; (d) demand for payment of any of the indebtedness or performance of any of the obligations hereby evidenced; (e) protest and notice of dishonor or of default to Debtor or to any other party with respect to the indebtedness; (f) any and all other notices whatsoever to which Debtor might otherwise be entitled; and (g) any defense based on 3 lack of due diligence by the Payee in collection, protection, perfection or realization upon any collateral securing the indebtedness evidenced by this Note. 9.  Notices.  All notices, demands, requests and other communications to be given or delivered under or by reason of the provisions of this Note shall be in writing and shall be deemed to have been given personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the addresses of the respective parties set forth below or to such changed addresses as such parties may have fixed by notice; provided, however, that notice of change of address shall be effective only upon receipt: To the Debtor: Speedemissions, Inc. 1015 Tyrone Road, Bldg. 710 Tyrone, GA 30290 Attention: Michael Guirlinger, Director To the Payee: Dianna M. Parlontieri 106 North Cove Drive Peachtree city, GA. 30269 10. Governing Law and Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the Fayette County, State of Georgia, without giving effect to principles of conflict of laws. 11.  Enforcement. The existence of any claim, demand, action or cause of action by the Debtor against the Payee, or any affiliate, principal, partner, director, officer or agent of the Payee, shall not constitute a defense to the enforcement by the Payee of any of its rights hereunder. Should any part of the obligations hereunder be collected at law or through an attorney-at-law, the Payee shall be entitled to collect attorneys' fees in an amount equal to ten percent (10%) of the amount due, and all costs of collection. 12.  Compliance with Law.   It is the intention of the parties that this Agreement complies with the provisions and requirements of all applicable laws.  In the event that any one or more of the provisions contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Agreement shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired. IN TNESS WHEREOF, the Debtor has caused this Note to be issued under seal this, ay of November, 2014. DEBTOR: SPEEDEEMISSIONS, INC. By: Michael Guirlinger, Director Acknowledged by the Payee: DIANNA M. PARLONTIERI BY: Dianna M. Parlontieri 4